                                                                 EXHIBIT 10.15b


                          AMENDMENT TO RIGHTS AGREEMENT
                         BETWEEN ARADIGM CORPORATION AND
                                BANKBOSTON, N.A.


        THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of December 6, 2001, by and between ARADIGM CORPORATION, a California corporation (the "Company"), and EQUISERVE TRUST COMPANY, N.A. (F/K/A FLEET NATIONAL BANK), a national banking association, as rights agent (the "Rights Agent").

        WHEREAS, the Company is entering into a Securities Purchase Agreement (the "Purchase Agreement") by and among the Company and the purchasers named therein, pursuant to which the Company will sell shares of its Series A Convertible Preferred Stock and warrants to purchase shares of its Common Stock to New Enterprise Associates 10, Limited Partnership ("NEA") and the other purchasers;

        WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement, dated as of August 31, 1998, as amended on October 22, 2001 (as so amended, the "Rights Agreement");

        WHEREAS, the Company desires to amend the Rights Agreement in connection with the execution and delivery of the Purchase Agreement; and

        WHEREAS, the Board of Directors of the Company has approved this Amendment and authorized its appropriate officers to execute and deliver the same to the Rights Agent.

        NOW, THEREFORE, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

        1. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

        2. The definition of "Acquiring Person" set forth in Section 1(a) of the Rights Agreement is amended by adding the following sentence to the end of that section:

                Notwithstanding the foregoing, none of New Enterprise Associates 10, its Affiliates and Associates (collectively, "NEA") shall be deemed to be an "Acquiring Person" for the purposes of this Agreement; provided, that the foregoing exemption shall cease to apply if NEA becomes the Beneficial Owner of any additional Common Shares after the date hereof without the approval of a majority of the independent members of the Board of Directors of the Company other than in connection with the Securities Purchase Agreement dated as of December 14, 2001 (the "Purchase Agreement") by and among the Company and the purchasers named therein and the exercise or conversion into Common Shares of any securities purchased thereunder.

        3. The definition of "Shares Acquisition Date" in Section l(n) of the Rights Agreement is hereby deleted in its entirety and replaced with the following:



                                       1.
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        "SHARES ACQUISITION DATE" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such provided, however that, if such Person is determined not to have become an Acquiring Person pursuant to clause (y) of Subsection 1(a)(B) hereof or the last two sentences of Section 1(a) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

        4. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

        5. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        6. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

        7. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        8. This Amendment shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

        9. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        10. The Company hereby certifies to the Rights Agent that this Amendment is in compliance with Section 27 of the Rights Agreement.



                                       2.
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        IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and year first above written.



                                            ARADIGM CORPORATION

                                            By: /s/ Thomas M. Speace
                                                -------------------------------

                                            Name: Thomas M. Speace
                                                  -----------------------------

                                            Title: Senior VP, Business
                                                   Development and Marketing
                                                   ----------------------------


Attest:

/s/ Michael Molkentin
-----------------------------------
Michael Molkentin
Acting Chief Financial Officer



                                            EQUISERVE TRUST COMPANY, N.A.

                                            By: /s/ Margaret Prentice
                                                -------------------------------

                                            Name: Margaret Prentice
                                                  -----------------------------

                                            Title: Managing Director
                                                   ----------------------------



                  SIGNATURE PAGE TO RIGHTS AGREEMENT AMENDMENT